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                     DATED        10th December        1999
                     --------------------------------------





                         CAEC HOWARD (ARKWRIGHT) LIMITED

                                       and

                       PREMIER RESEARCH WORLDWIDE LIMITED







                     --------------------------------------

                                      LEASE
                      relating to Suites 1-10 Olympus House
                          Werringon Centre Peterborough
                         in the County of Cambridgeshire

                     --------------------------------------







                                  BIRCHAM & CO.
                                   SOLICITORS





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LEASE dated          10th December          1999

1.       PARTICULARS

         1.1      The Landlord

         CAEC HOWARD (ARKWRIGHT) LIMITED

         1.2      The Tenant

         RESEARCH DATA WORLDWIDE LIMITED whose registered office is at 400 Carability Green Luton Bedfordshire

         1.3      The Property

         Ground floor office accommodation together with ancillary toilet accommodation shown for the purposes of identification only edged green on the attached plan and known as Suites 1-10 forming part of the Building

         1.4      The Building

         The building shown for the purposes of identification only edged red on the attached plan and known as Olympus House Werrington Peterborough

         1.5      The Term

         A term of ten years commencing on 1st October 1999 and any statutory continuation of the term of years

         1.6      The Rent

         From 1st October 1999 until 30th September 2004 the yearly rent of (pound)70,720 exclusive and thereafter such rent as may from time to time be agreed or determined in accordance with clause 6.7 by equal monthly instalments in advance on the first day of each month the first payment for the period from 1st October 1999 to 30th November 1999 to be made on the completion of this lease

         1.7      The Basic Service Charge

         (pound)22,115.50 per annum exclusive payable by equal monthly installments on the rent days (such charge being subject to adjustment and review in accordance with the provisions of the schedule hereto) the first payment for the period from 1st October 1999 to 30th November 1999 to be made on the signing of this lease

         1.8      The Permitted Use

         Office accommodation and ancillary medical testing laboratory

         1.9      The Car Park

         The car park forming part of the Building



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2.       LEASE

         2.1      Demise

                  The Landlord lets the Property to the Tenant together with the rights specified in sub-clause 2.3 but excepting and reserving the rights specified in sub-clause 2.3 for the term specified in item 1.5 of the Particulars the tenant paying yearly and proportionately for any fraction of a year the Rent and the Basic Service Charge at the times and in the manner specified in items 1.6 and 1.7 of the Particulars respectively

         2.2      Rights for the Tenant

         The following rights (which are common to the Landlord and occupiers of other properties adjoining or neighbouring the Property) are included in the letting:

                  2.2.1 the right (with or without vehicles on carriageways) to go pass and re-pass to and from the Property over and along any private highways and service yards belonging to the Landlord giving access to the Property until in respect of the said private highways such time as the same shall become maintainable at the public expense

                  2.2.2 the right to use the toilet accommodation within the Building and which forms part of the Common Parts

                  2.2.3 the right of way on foot over the passageways within the Building and which form part of the Common Parts thereof to gain access to the Property

                  2.2.4 the right to free and uninterrupted use (subject to minimum temporary interruption for repair alteration or replacement) for the purpose of necessary supplies to the Property of all Service Installations which are not part of the Property

                  2.2.5 the right for the Property to be supported and protected by the remainder of the Building

                  2.2.6 The right to park cars within the Car Park subject at all times to the directions given from time to time by the Landlord's Surveyor concerning the use of the Car Park and the allocation of parking spaces therein by means of regulations given under the provisions

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                           of clause 4.32(a) and (b) hereof or otherwise BUT at
                           no time shall the Tenant be allocated less than ten car parking spaces in the Car Park except when works of repair or maintenance to the Building make this impossible

         2.3      Exceptions

         There is excepted and reserved to the Landlord the free and uninterrupted use of all Service Installations which are in the Property and serve other properties or which shall come into existence within 80 years of the date of this lease

3.       INTERPRETATION

         In this Lease (including any schedule) where the context admits:

         3.1 the Particulars means the Particulars set out in clause 1 of this lease and references to numbered items of the Particulars are references to the numbered sub-clauses of that clause

         3.2 the Landlord means the person named as Landlord in item 1.1 of the Particulars and includes any other person for the time being entitled to the immediate reversion on this lease

         3.3 the Tenant means the person named as the Tenant in item 1.2 of the Particulars and includes the successor in Title of the Tenant to the term created by this Lease

         3.4 the Guarantor means the person (if any) named as the Guarantor in item 1.3 of the Particulars

         3.5 the Property means the property described in item 1.4 of the Particulars and includes:

                  3.5.1 any service installations exclusively serving the Property notwithstanding they might extend beyond the boundaries of the Property

                  3.5.2 all fixtures and fittings (except tenant's trade fixtures and fittings) in or forming part of the Property

                  3.5.3    And it is agreed and declared that:

                           3.5.3.1 the walls where these are common to other parts of the building of which the Property is part shall be treated as party walls and maintained as such

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                           3.5.3.2  the structural part of any ceiling is not
                                    part of the Property but any decorative
                                    finish or false ceiling applied or fixed thereto is part of the Property

                           3.5.3.3 the decorative finishes (including plaster) within the Property applied to the structural parts of the Building form part of the Property

                           3.5.3.4 The structural part of any floor is not part of the Property but any finish applied or fixed thereto is part of the Property

         3.6 the Building means the building known as Olympus House and external areas shown for the purposes of identification only edged red on the attached plan of which the Property forms part

         3.7 the Centre includes the Building and means the land and buildings known as the Werrington Centre Staniland Way Peterborough the approximate boundaries of which are shown by the thick broken black line on the plan attached hereto and where the context admits any additional buildings in which after (but not more than 80 years after) the date of this lease Landlord shall have acquired a freehold or leasehold interest and which shall have been so constructed as to form an integral part of the Centre

         3.8 the Common Parts mean any pedestrian ways concourses and circulation areas toilet accommodation staircases escalators and lifts service roads and servicing areas forecourts car parks landscaped areas signs walls and any other structures and any other ways or areas which areas are designated from time to time by the Landlord for common use by or for the benefit of those occupying the Centre and those visiting it except the Building Common Parts

         3.9 the Building Common Parts mean the items listed under this definition of the Common Parts but in this case they are limited to those within the Building for the common use of those occupying the Building and not the Centre as a whole

         3.10 the Retained Parts mean the Common Parts and any storage or plant rooms used in connection with the provision of services by the Landlord and all

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                  Service Installations which serve the Building except the
                  Building Retained Parts

         3.11 the Building Retained Parts means the Building Common Parts and any storage boiler and plant rooms used in connection with the provision of the services by the Landlord to the occupiers of the Building and not the Centre as a whole and all Service Installations within the Building and those outside it which exclusively serve it

         3.12 the Service Installations means sewers pipes wires flues ducts channels drains gutters gullies and similar conduits and apparatus for the supply of water electricity gas telephone television or radio signals or for the disposal of fumes or foul or surface water

         3.13 the Rent means the sum specified as Rent in item 1.6 of the Particulars or such other sum as shall for the time being be Rent under the provisions of clause 6.7

         3.14 the Landlord's Surveyor means the Head of Property Service for the time being of the Landlord or such other person appointed by the Landlord to act as its Surveyor for the purpose of this lease who may or may not be a person in the full-time employment of the Landlord

         3.15 Person includes a company corporation or other body legally capable of holding land

         3.16 Masculine includes the feminine and the singular the plural and vice versa

         3.17 Obligations undertaken by more than one person are joint and several obligations

         3.18 any covenant by the Tenant not to do any act or thing shall be construed as if it were a covenant not to do or permit or other such act or thing

         3.19 rights excepted and reserved or granted to the Landlord shall be construed as excepted and reserved or granted to the Landlord and all persons authorised by the Landlord

4.       TENANT'S COVENANTS

         The Tenant covenants with the Landlord as follows:

         4.1      To pay Rent

         To pay the Rent and the Basic Service Charge at the times and in the manner

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         described in items 1.6 and 1.7 of the Particulars respectively

         4.2 Outgoings

         To pay all existing and future rates taxes assessments impositions and outgoings assessed or imposed on or in respect of the Property (whether assessed or imposed on the Landlord or the Tenant) except:

         4.2.1 any tax in respect of the rents under this Lease (other than any amounts payable under clause 4.36)

         4.2.2 any tax in respect of the Grant of this Lease

         4.2.3 any tax in respect of any dealing by the Landlord with the reversion immediately expectant on the determination of the term

         4.3 Interest on arrears

         If any rent or other sums payable by the Tenant to the Landlord under this Lease shall be due but unpaid for 21 days to pay on demand to the Landlord (if the Landlord shall so require) interest at 3% above the current Barclays Bank plc base lending rate from time to time (which interest rate shall still apply after and notwithstanding any judgment of the Court) on such money from the due date until payment provided that this sub-clause shall not prejudice any other right remedy in respect of such money

         4.4 Repair and Decoration

                  4.4.1 To repair maintain and renew the interior of the Property and keep the Property (other than the structure of the Building which may form part of it but including in particular the carpets and other decorative finishes applied thereto) clean and in good repair

                  4.4.2 As often as shall in the reasonable opinion of the Landlord's Surveyor be necessary in order to maintain a high standard of decorative finish and attractiveness as well as to preserve the Property (and at least once in any period of five years of the term and in the last six months of the Tenant's occupation of the property) to clean prepare and paint or polish or otherwise treat in the appropriate manner approved by the Landlord's Surveyor all internal materials surfaces and finishes of the Property and to wash all surfaces requiring washing

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                  4.4.3    At the end of the tenancy created by this Lease to
                           give up the Property duly repaired and decorated in accordance with the provisions of this sub-clause

         PROVIDED THAT.

                           4.4.4.1 All work referred to in this clause shall be done in a good and workmanlike manner and to the reasonable satisfaction of the Landlord's Surveyor

                           4.4.4.2 Papering and painting carried out in the last six months of the Tenant's occupation of the Property shall be carried out in colours first approved in writing by the Landlord's Surveyor

                           4.4.4.3 Damage by fire or any other peril covered by the Landlord's insurance is excepted from the Tenant's liability under this sub-clause unless the whole or part of the insurance money is irrecoverable by reason of any act or default of the Tenant

                           4.4.4.4 The Tenant shall pay the Landlord's Surveyor's reasonable and proper fees incurred as a result of any breach of this sub-clause

                           4.4.4.5 The Tenant shall pay a sum equivalent to the loss of rent incurred by the Landlord during such period as is reasonably required for the carrying out of works after the end of the tenancy by reason of any breach of this sub-clause without prejudice to any other right of the Landlord

         4.5      Maintenance

                  4.5.1 To keep the service installations which solely serve the Property clear unobstructed and in good and fair condition and not to do anything which causes an obstruction or damage to any service installation in the Centre

                  4.5.2 To take all necessary precautions against frost damage to any pipes or water apparatus in the Property

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                  4.5.3    To take all necessary care and precautions to avoid
                           water damage to any other part of the Centre by reason of bursting or overflowing of any pipe tank or water apparatus in the Property and to indemnify the Landlord against liability for any such damage

                  4.5.4 To clean the inner surface of the windows and other lights and any glass in the doors and the skylights of the Property as often as reasonably necessary

         4.6      To repair on notice

                  4.6.1 To make good with all practicable speed (commencing work within two months or sooner if necessary and then proceeding diligently) any defect in repair or decoration of the Property for which the Tenant is liable in accordance with the Tenant's covenants and of which the Landlord has given notice in writing
                  4.6.2 If the Tenant shall not comply with paragraph 4.6.1 to allow the Landlord to enter the Property and make good such defects and to repay to the Landlord on demand the expense of doing so (including surveyor's fees)

         4.7      Statutory requirements

                  4.7.1 To execute works and do all things on or in respect of the Property which are required by the Offices Shops and Railway Premises Act 1963 or any other present or future Act of Parliament or by any order byelaw or regulation

                  4.7.2 To comply with all requirements of any present or future Act of Parliament order byelaw or regulation as to the use of or otherwise concerning the Property

         4.8      To permit entry

                  4.8.1 To permit the Landlord and the Landlord's agents and workmen and all others authorized by it on reasonable notice during normal working hours (except in emergency) to enter the Premises for the purposes of:

                           4.8.1.1 viewing and recording the condition of the Property

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                           4.8.1.2      repairing maintaining altering or
                                        cleaning any part of the Building (other than the Property) or premises adjoining the Building

                           4.8.1.3 repairing maintaining cleaning altering replacing or adding to any of the Service Installations which serve other parts of the Centre or nearby premises and for any other reasonable purpose connected with the management of the Landlord's adjoining or nearby property

         PROVIDED that the Landlord shall make good all damage to the Property caused by such entry

         4.9      Letting Board

                  During the last six months of the tenancy created by this Lease to allow a letting board or notice to be displayed on the Property and during the whole of the term to allow a sale board or notice to be displayed on the Property (but not so that any board or notice unnecessarily obstructs the light of the Property) and to allow prospective tenants or purchasers to view the Property at all reasonable times on reasonable notice

         4.10     Alienation

                  4.10.1 Unless otherwise permitted under this Clause the Tenant shall not:

                           4.10.1.1 hold the Property expressly or impliedly on trust for another person

                           4.10.1.2     part with possession of the Property

                           4.10.1.3 share possession of the Property with another person

                           4.10.1.4 allow anyone other than the Tenant or its employees to occupy the Property

                  4.10.2 The Tenant shall not assign a part (as distinct from the whole) of the Property

                  4.10.3 The Tenant shall not assign the whole of the Property without:

                           4.10.3.1 procuring that any intended assignee ("the Assignee") of the Demised Premises enters into direct covenants

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                                        with the Landlord to pay the rents
                                        reserved by this Lease and observe and
                                        perform all the Tenant's covenants in
                                        this Lease from the date of the
                                        assignment or transfer of the Tenant's
                                        interest hereunder to the Assignee for
                                        the residue of the Term or until such
                                        interest is further assigned (other than by an excluded assignment within the meaning of Section 11 of the Landlord and Tenant (Covenants) Act 1995) whichever is the shorter period

                           4.10.3.2 obtaining the consent of the Landlord (such consent not to be unreasonably withheld)

                           4.10.3.3 first entering into an Authorised Guarantee Agreement within the meaning of Section 16 of the Landlord and Tenant (Covenants) Act 1995 in a form reasonably required by the Landlord

                  4.10.4   The Landlord may refuse the consent referred to at
                           4.10.3 above where there is at the time of the Tenant's request for such consent any subsisting breach of the Tenant's covenants hereunder

                  4.10.5 The Landlord shall be entitled to require as a condition precedent to the grant of the consent referred to at 4.10.3.2 above

                           4.10.5.1 (where the proposed assignee is a corporate body) the provision of a deed of covenant duly executed by one or more guarantors reasonably acceptable to the Landlord by which he or they enter into covenants with the Landlord in the form of the covenants set out in the Clause 8 hereto, and/or

                           4.10.5.2 the deposit with the Landlord of a sum equal to at least one half of the yearly rent payable hereunder for the time being in such form as the Landlord may reasonably require

                           4.10.5.3 The power of the Landlord to decide upon any of the matters requiring its decision under sub-clause or

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                           4.10.5.4     shall be exercised reasonably

                  4.10.6 The Tenant shall not charge a part (as distinct from the whole) of the Property

                  4.10.7 The Tenant shall not charge the whole of the Property except to a bank or similar financial institution for the purpose only of borrowing money on the security of this Lease

                  4.10.8 The Tenant shall not underlet the whole or any part of the Property:

                           4.10.8.1 unless the proposed undertenant has first covenanted by deed with the Landlord in such form as the Landlord may reasonably require that with effect from the date of the underlease and during the term thereof the undertenant will observe and perform all the provisions of the underlease to be observed and performed by the undertenant; nor

                           4.10.8.2 (where the proposed undertenant is a corporate body and the Landlord reasonably so requires) without first procuring a covenant by deed with the Landlord from two individuals who are or a company which is acceptable to the Landlord as surety for the undertenant; nor

                           4.10.8.3     except by way of a "permitted
                                        underlease"; nor

                           4.10.8.4 (in the case of an underletting of part) in a unit or units first approved by the Landlord (such consent not to be unreasonably withheld or delayed); nor

                           4.10.8.5 without the prior written consent of the Landlord (which will not be unreasonably withheld or delayed)

                  4.10.9   A "permitted underlease" is an underlease which

                           4.10.9.1     is granted without any fine or premium

                           4.10.9.2 reserves a rent not less than the greater of the best rent which the Tenant ought reasonably to obtain in the open market upon the grant of such underlease and the

                                        Rent then payable or that reasonably
                                        attributable to the permitted part being
                                        that part of the Property approved by
                                        the Landlord in accordance with Clause
                                        4.10.6.4

                           4.10.9.3 incorporates provisions for the review of rent at the same times and on the same basis as in this Lease; and

                           4.10.9.4 is (so far as is consistent with an underlease) in a form substantially the same as this Lease except that further subletting shall be prohibited

                           4.10.9.5 is excluded from the operation of sections 24-28 of the Landlord and Tenant Act 1954; and

                           4.10.9.6 would not if granted produce more than two exclusively occupied units of accommodation in the Property

                  4.10.10 The Tenant shall enforce and shall not waive or vary the provisions of an underlease and shall operate at the relevant dates of review the rent review provisions contained in an underlease but shall not agree the rent upon such a review without the prior approval of the Landlord

                  4.10.11 The Tenant may share occupation of the Property with a company that is a member of the same group (as defined by Section 42 of the Landlord and Tenant Act
                            1954):

                            4.10.11.1 for so long as both the Tenant and that company remain members of the same group; and

                            4.10.11.2   provided that no tenancy is created, and

                            4.10.11.3 provided that within 21 days of such sharing the Landlord receives notice of the company sharing occupation and the address of its registered office
         Notification

                  4.11.1 The Tenant shall upon request from time to time provide within one month all information which the Landlord may request under section 40(1)(a) and (b) of the Landlord and Tenant Act 1954

                  4.11.2 The Tenant shall within 28 days of any assignment charge or underlease of or of any other devolution of this Lease or of any interest deriving from this Lease give notice thereof to the Landlord's solicitor produce for registration the original or a certified copy of the document effecting or evidencing such devolution and pay such reasonable registration fee as the Landlord's solicitor may require being not less than (pound)20 (plus VAT)

         4.12     Heating Equipment

                  4.12.1 Not to provide within the Property equipment for the dissipation of heat unless it is of a quality character and design previously approved of in writing by the Landlord's Surveyor and to install such equipment in accordance with the reasonable requirements of the Landlord's Surveyor
         Heating

                  4.12.2 Not at anytime during the Term to install or use heating equipment in the Property for space heating or heating the main water supply therein save with the prior consent of the Landlord's Surveyor equipment using for these purposes a supply of heat from the Landlord's Heating Plant for the Building Provided that the Tenant may use other forms of heating at times when the supply of heat for the said Heating Plant may fail or be reduced below that sufficient to keep the Property and any hot water supply at a reasonable temperature

         4.13     Alterations

                  4.13.1 Not to make any alterations or additions affecting the structure of the Property or its external appearance

                  4.13.2 Not without the Landlord's written consent (which shall not be unreasonably withheld) to make any other alterations or additions to the Property

                  4.13.3 Not to install or erect any exterior lighting shade or awning or place leave or install any merchandise or other things or structure in front of or elsewhere outside the Property

                  4.13.4 At the end of the tenancy created by this Lease if so required by the Landlord substantially to reinstate the Property to the same condition as it was in at the date of grant of this Lease such reinstatement to be carried out under the supervision and to the reasonable satisfaction of the Landlord's Surveyor

                  4.13.5 To procure that any alterations or additions to the Property which shall be permitted by the Landlord under paragraph (b) shall be carried out only by contractors first approved in writing by the Landlord (which approval shall not be unreasonably withheld)

         4.14     Signs

                  4.14.1 Not to place on the exterior of the Property any name writing notice sign placard sticker or advertisement

                  4.14.2 To remove if so required by the Landlord's Surveyor any signs placards stickers or advertisements on or inside the windows of the Property which shall in his reasonable opinion detract from the appearance of the Property or the Centre as a whole

         4.15     Deliveries etc

                  4.15.1 Not to load or unload vehicles except in the service roads or servicing areas or yards and in the course of such loading or unloading

                            4.15.1.1    to comply with all reasonable
                                        requirements and regulations of the
                                        Landlord and

                            4.15.1.2    not to cause any unnecessary obstruction

                            4.15.1.3 Not to permit any motor vehicle or trailer to be parked in the service roads or servicing areas or yards except for such period of time as may be reasonable for loading or unloading or as may be otherwise permitted by the Landlord
         4.16     Noisy machinery

         Not to install or use in or upon the Property any machinery or apparatus which causes noise or vibration which can be heard or felt in adjoining premises or which may cause structural damage

         4.17     As to supply services

                  4.17.1 To comply with the requirements and regulations of the statutory authorities or other supply companies with regard to any Service Installation in the Property

                  4.17.2 Not without the Landlord's written consent (which shall not be unreasonably withheld) to carry out the work to any service installation as is referred to in paragraph (a) or make any alteration or extension to it

         4.18     Nuisance

         Not to do anything upon the Property which is or may become a nuisance damage or annoyance to the Landlord or to the tenant or occupier of other parts of the Centre

         4.19 Use

                  4.19.1    Not to use the whole or any part of the Property

                           4.19.1.1     for any illegal or immoral purpose

                           4.19.1.2 for any offensive noisy or dangerous trade business or manufacture

                           4.19.1.3     otherwise than as an office

                           4.19.1.4 Not to use the whole or any part of the Property for any business other than the business specified in item 8 of the Particulars or for any class of business other than the class of business so specified without the previous written consent of the Landlord Provided that:

                  4.19.2 the Landlord shall be entitled to withhold its consent referred to in the above clause at its absolute discretion if it is of the opinion that the proposed change would or might adversely affect the tenant-mix of the Centre (that is to say the balance between different businesses and classes of business carried on) whether by causing excessive competition or otherwise

                  4.19.3 subject to clause 4.19.2 the Landlord's consent shall not be unreasonably withheld

                           4.19.3.1 Not to allow any person to reside or sleep on the

                                        Property

                           4.19.3.2 Not to hold any sale by auction on the Property

                           4.19.3.3 Not to install any automatic vending machine on any part of the exterior of the Property

         4.20     Use of Common Parts

         To comply with the Landlord's reasonable regulations as to hours and times during which any part of the Common Parts and the Building Common Parts shall be closed for servicing cleaning or redecorating or some other reasonable purpose

         4.21     Not to invalidate insurance

                  4.21.1 Not (by act or omission) to do anything which may invalidate any insurance policy effected by the Landlord in respect of the Centre including the Property or increase the premium for it

                  4.21.2 To repay to the Landlord all sums paid by way of increased premiums by reason of any breach by the Tenant of paragraph (a)

                  4.21.3 To notify the Landlord in writing within 24 hours of any outbreak of fire in the Property or other event likely to lead to a claim on the Landlord's insurance relating to the Property

         4.22     Tenant's Insurances

                  4.22.1 To maintain in force throughout the term insurance in respect of the Property against liability to third parties for injury to or deaths of any person or damage to any property and to maintain such insurance for the benefit of the Landlord as well as the Tenant and to produce to the Landlord on request the policy relating to any insurance specified in paragraph (a) and the last premium receipt

                  4.22.2 To indemnify the Landlord in respect of any loss or damage which the Tenant is obliged to insure against under this sub- clause

         4.23     Obstruction to access

                  4.23.1 Not to place or leave anything in the Common Parts and the Building Common Parts or otherwise obstruct them

                  4.23.2 To indemnify the Landlord against any damage which may arise by reason of the Landlord (in order to clear fire escape routes or otherwise) removing goods placed or left in breach of the covenant in paragraph (a)

                  4.23.3 To make good immediately any damage caused to the Retained Parts and the Building Retained Parts by the Tenant or any employee or licensee of the Tenant

         4.24     Floor loadings

                  4.24.1 Not to overload floors or any other structure of the Property

                  4.24.2 Forthwith to make good to the reasonable satisfaction of the Landlord's Surveyor any damage caused to the Property or the Building by any breach of paragraph
                           (a) hereof

         4.25     Music etc

         Not to play or use any musical instrument or apparatus which reproduces sound in the Property so that it can be heard in adjoining premises or in the Building if the Landlord shall in its absolute discretion consider such sound is undesirable and give written notice to the Tenant to that effect

         4.26     Animals

         Not to keep any animal fish reptile or bird in the Property

         4.27     Pests

         To take all practical steps to keep the Property clear of rats mice and other pests

         4.28     To pass on Notices

         To supply The Landlord with a copy of any notice affecting the Property served on the Tenant by any competent authority (or received by the Tenant from any other person) immediately it is received by the Tenant

         4.29 As to Planning Acts

                  4.29.1 To comply with all the requirements under the Acts relating to Town and Country Planning which affect the Property

                  4.29.2 Not without the Landlord's written consent to make any application for planning permission affecting the Property nor to implement any such permission

         4.30     To preserve easements

                  4.30.1 To preserve so far as the Tenant is able all rights of light and other easements enjoyed by the Property and at all times to afford to the Landlord such facilities and assistance as may enable the Landlord to prevent anyone acquiring any right of light or other easement over the Property

         4.31     Expenses of the Landlord

                  To pay to the Landlord on an indemnity basis all costs fees charges disbursements and expenses (including without prejudice to the generality of the foregoing those payable to counsel solicitors surveyors and bailiffs) incurred by the Landlord in relation or incidental to:

                  4.31.1 every application made by the Tenant for a consent or approval required or made necessary by the provisions of this Lease whether or not such consent or approval shall be granted or given

                  4.31.2 the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or incurred by or in contemplation of proceedings under Sections 146 or 147 of that Act notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

                  4.31.3 the effecting of any forfeiture not requiring such notice

                  4.31.4 the recovery or attempted recovery of arrears of rent or other sums due from the Tenant

                  4.31.5 any steps taken in contemplation of or in connection with the preparation and service of all notices and schedules (whether statutory or otherwise) relating to wants of repair to the Demised Premises or other breaches of the Tenant's covenants in this Lease whether served during or after the expiration of the Term and the inspection and supervision of any works required to be done

         4.32     Regulations and Refuse

                  4.32.1 To comply with all such regulations (consistent with the terms of this Lease) for the proper management of the Centre or the comfort or convenience of its occupiers or the control or security of the Common Parts and the Building Common Parts and other Retained Parts as the Landlord shall make from time to time and communicate in writing to the Tenant

                  4.32.2 In particular to comply with such regulations as are referred to in clause 4.32.1 with regard to car parking and the disposal of refuse and also to comply with all requirements of any interested authority as to refuse disposal

         4.33     Discharge private sewers

                  4.33.1 Not to discharge any trade effluent as defined by the Public Health (Drainage of Trade Premises) Act 1937 as amended (or any re-enactment of the same) from the Property into any private sewers for the time being serving the same without the consent of the Landlord and any competent authority and then subject to such conditions as may be imposed including the charges for treatment

                  4.33.2 Not to allow anything but water to be discharged into any surface water sewer serving the Property

         4.34     Security and fire alarms

                  4.34.1 To permit the duly authorised employees and agents of the Landlord and any security company which is responsible for maintaining any fire alarm systems in the Centre to enter the Property upon reasonable notice during the usual business hours for the purpose of servicing and maintaining such systems Provided that the Landlord or security company respectively shall make good any damage to the Property

                  4.34.2 To maintain repair and when necessary renew any fire alarms and ancillary equipment installed in the Property by the Landlord

                  4.34.3 Not to make any connections to any alarm systems provided by the Landlord without the prior written consent of the Landlord's Surveyor and then not to install in the Property any equipment or apparatus which is intended to be an extension of any such fire alarm system other than such apparatus or equipment as is compatible with the Landlord's equipment comprising that system

         4.35     Keys and Signs

         At the end of the tenancy created by this Lease to give up all keys of the Property to the Landlord and remove all lettering and signs put up by the Tenant in the Property and forthwith to make good an y damage caused by such removal

         4.36 VAT

         In addition to the rents fees and other
         sums payable by the Tenant under this Lease to pay any Value Added Tax (or any substituted or similar tax) which is now or may become payable in respect of any such rents fees and other sums

5.       LANDLORD'S COVENANTS

         The Landlord covenants with the Tenant as follows:

         5.1      Quiet Enjoyment

         That as long as the Tenant pays the rent and complies with the terms of the Lease the Tenant may enjoy the Property peaceably during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

         5.2 To insure

                  5.2.1 To keep the Building (including the Building Retained Parts) and a sum to cover two years' rents insured against fire and such other perils as the Landlord may from time to time reasonably insure against such insurance to be effected with a substantial and reputable insurance office for the full reinstatement value (including the cost of demolition and all necessary professional fees in connection with reinstatement)

                  5.2.2 In case of damage to the Building or any part of it to apply any insurance money received by the Landlord under the insurance referred to in paragraph (a) in reinstating such damage as quickly as reasonably practicable

         5.3      To provide services

         Within the Centre

                  5.3.1 To keep the Common Parts and Service Installations serving the

                           Centre which are not the liability for repair of any tenant or other occupier of Property therein adequately repaired maintained cleaned and lighted until these may be declared maintainable at the public expense

Within the Building

                  5.3.2 To keep those parts of the Building including the Building Common Parts which are not the liability for repair of any tenant or other occupier thereof and in particular the exterior and main structure and roof of the Building and the Service Installation serving it adequately repaired maintained decorated and cleaned and to clean light and heat the Building Common Parts and to provide heating to the areas of the Building intended for letting to at least the standard required under any statutory provisions for office premises and to maintain an adequate supply of hot water to the wash hand basins in the toilets of the Building and other equipment and supplies in such toilets as may be reasonable

6.       PROVISOS

         The Parties agree that the lease is subject to the following provisions:

         6.1      Landlord's right of re-entry

         In any of the following events:

                  6.1.1 If any rent or other sum due under this Lease is unpaid for 28 days after becoming due (whether formally demanded or not)

                  6.1.2 If there is a breach of any of the Tenant's covenants contained in this Lease

                  6.1.3 If the Tenant (being an individual) becomes bankrupt or makes any composition with his creditors or (being a company) enters into liquidation (except voluntary liquidation for the purpose of reconstruction or amalgamation) or has a receiver appointed

                  6.1.4 if execution is levied on goods in the Property Then the Landlord may re-enter the Property and the tenancy created by this Lease shall immediately come to an end and the re-entry shall not prejudice any of the Landlord's other rights and remedies

         6.2      Suspension of rent

                  6.2.1 If the whole or any part of the Property or its essential accesses or services are destroyed or damaged by fire or any other risk covered by the Landlord's insurance so as to render the Property unfit for use then (unless the insurance money or any part thereof is irrecoverable by reason of any act or default of the Tenant) the rent or a fair proportion of it according to the nature and extent of the damage shall be suspended until the date that the Property with the essential accesses and services is again fit for occupation

                  6.2.2 Any dispute concerning this sub-clause shall be referred to arbitration in the manner specified in clause 7

                  6.2.3 Clause 6.2.1 above shall not apply if the Property with its essential accesses and services are repaired or reinstated within two weeks after the occurrence of the damage in question

         6.3      Landlord's right to alter the premises

                  6.3.1 The Landlord shall be entitled to alter add to and execute works on other parts of the Centre or adjoining or nearby premises of the Landlord (including if necessary work on the part of the building above the Property and the erection of scaffolding in front of the Property) notwithstanding that the access of light and air to the Property may be interfered with

                  6.3.2 The Landlord shall be entitled to alter the Common Parts and the Building Common Parts but not so as to render the access to or amenities of the Property substantially less convenient for the Tenant

         6.4      Accidents

                  6.4.1 The Landlord shall not be responsible to the Tenant or the Tenant's licensees nor to any other person in the Property:

                           6.4.1.1 for any accident happening or injury suffered in the Property

                           6.4.1.2 for any damage or loss of any goods or property sustained in the Property

                  6.4.2 The Landlord shall not be responsible to the Tenant or the Tenant's licensees nor to any other person in the Centre:

                           6.4.2.1 for any accident happening or injury suffered in the Centre

                           6.4.2.2 for any damage or loss of any goods or property sustained in the Centre

         Except where due to the negligence of any employee of the Landlord

         6.5 As to goods left on the Property

         If at the end of the tenancy any furniture or effects belonging to the Tenant are left in the Property for more than 14 days the Landlord shall have the power to remove them and to sell the same as agent for and on behalf of the Tenant and the Landlord shall pay or account to the Tenant on demand for the proceeds of sale (but not any interest thereon) less any costs of storage and sale reasonably incurred by the Landlord

         6.6      Without prejudice to the
                  generality of the covenants by the Tenant hereinbefore contained it is agreed that (a) in the event of the service of a notice under any statutory provision requiring by reason of anything done or permitted on the Property during the term the execution of works therein or (b) in the event of the need for structural repairs to the Property in common with other adjoining or neighboring Property belonging to the Landlord the Landlord may if it shall so desire elect to execute such works and the Tenant will on demand refund to the Landlord the proper and reasonable costs of such works as shall be certified by the Landlord's Surveyor. If the Landlord shall elect to execute the aforesaid works then the Tenant shall afford to the Landlord all necessary access to the Property and other facilities for the purpose of carrying out the said works

         6.7.1 Where in this sub-clause the following emboldened words commence with capital letters they have the following meanings unless the context otherwise requires:

                           Review Dates

                           1st October 2004 and each subsequent fifth anniversary of that date

                           Review Date

                           Any One of the Review Dates

                           Relevant Review Date

                           The Review Date by reference to which Rent is being reviewed

                           Restrictions

                           Restrictions imposed by an Authority which operate to impose any limitation in relation to the review of rent or the collection of any increase in rent


                           Open Market Rent

                           As defined in Clause 6.7.4.

                  6.7.2    Time is not of the essence except where specified

                  6.7.3 With effect from each Review Date the Rent shall be the amount payable (but for any abatement of Rent) immediately prior to that Review Date or (if greater) the Open Market Rent as agreed or determined under this clause 6.7

                  6.7.4 "Open Market Rent" means the best yearly rent at which the Property might reasonably be expected to be let at the Relevant Review Date by a willing landlord assuming that:

                           6.7.4.1 the Property is available to let as a whole to a willing tenant with vacant possession on the open market without a fine or premium under a lease for a term of fifteen years but commencing on the Relevant Review Date including provisions for review of rent on the Review Dates and otherwise on the same terms as this Lease (except as to the amount of the Rent)

                           6.7.4.2 the willing tenant has had the benefit of a rent free period of occupation of such length as would be granted in the open market and that this period has expired immediately before the Relevant Review Date

                           6.7.4.3 the covenants and provisions of this Lease on the part of the Landlord and the Tenant have been fully performed and observed

                           6.7.4.4 the Property may be used for any purpose (in addition to the Permitted Use) which is at the Relevant Review Date permitted under the Town and Country Planning Act 1990 or any Act in re-enactment thereof or in substitution therefor

                           6.7.4.5 if the Property has been destroyed or damaged it has been fully restored

                           6.7.4.6 the Property is fully fitted out and equipped to the requirements of a willing tenant and is available for immediate beneficial occupation and use

                           6.7.4.7 no work has been carried out to the Property (unless by the Landlord or a superior landlord) which has diminished its rental value

                           6.7.4.8 every prospective willing landlord and willing tenant is able to recover VAT in full

                  6.7.5        but disregarding:

                           6.7.5.1 any effect on rent of the fact that the Tenant any undertenant or any of their respective predecessors in title have been in occupation of the Property

                           6.7.5.2 any goodwill attached to the Property by reason of the carrying on of the business of the Tenant any undertenant or any of their predecessors in title

                           6.7.5.3      any effect on rent of the Restrictions

                           6.7.5.4 any adverse effect upon rent of any temporary works operations or other activities on any adjoining or neighbouring property

                           6.7.5.5 any effect on rent attributable to any improvement to the Property carried out not more than ten years before the Relevant Review Date with consent where required and otherwise than in pursuance of an obligation to the Landlord or its predecessors in title to the extent only that such improvement has been carried out without cost to the Landlord or its predecessors in title and that such improvement was completed either during the Term or during any period of occupation prior to the commencement of the Term arising out of an agreement to grant this Lease

                           6.7.6.1 The Landlord may serve upon the Tenant notice during the period of nine months before or at any time after a Review Date requiring the Rent to be increased with effect from that Review Date or stating that the Rent is not to be increased

                           6.7.6.2 If the Landlord serves notice requiring the Rent to be increased ("Review Notice") the Landlord and the Tenant shall endeavour to agree the Open Market Rent as at the Relevant Review Date

                           6.7.6.3 If the Landlord and the Tenant do not agree the Open Market Rent within three months after service of a Review Notice or by the date three months before the Relevant Review Date (whichever is the later) either may by notice to the other require the Open Market Rent as at the Relevant Review Date to be determined by a Chartered Surveyor having at least ten years' experience in assessing the rental value of premises similar to the Property and acting as a single arbitrator

                           6.7.6.4 If the Landlord and the Tenant do not agree on the joint appointment of an arbitrator the arbitrator shall be nominated on the joint application of the Landlord and the Tenant (or if either of them neglects to concur in such application then on the sole application of the other) by the President or other chief officer or acting chief officer for the time being of the Royal Institution of Chartered Surveyors

                           6.7.6.5      The arbitrator shall act as an
                                        arbitrator in accordance
                                        with the Arbitration Acts 1950-1979

                           6.7.6.6 The arbitrator shall within three months of his appointment or within such extended period as the Landlord may agree give the Landlord and the Tenant written notice of the amount of the Open Market Rent as determined by him but if he does not or if for any reason it becomes apparent that he will not be able to complete his duties in accordance with his appointment the Landlord and the Tenant may agree upon or either of them may apply for the appointment of another arbitrator (which procedure may be repeated as often as necessary) pursuant to the provisions of this Clause 6.7

                           6.7.6.7 The costs of the arbitrator including those incidental to his appointment shall be borne by the Landlord and the Tenant in such manner as the arbitrator determines

                  6.7.7 Where the Rent payable with effect from a Review Date is not ascertained prior to that Review Date the Tenant shall:

                           6.7.7.1 with effect from the Relevant Review Date pay an "Interim Rent" at the rate at which Rent was payable (ignoring any abatement) immediately prior to that Review Date; and

                           6.7.7.2 if the Rent when ascertained exceeds the Interim Rent then within seven days of the Rent being ascertained ("the
                                        Payment Date") pay to the Landlord an
                                        amount equal to the aggregate of the
                                        sums by which each quarterly installment of Rent would have exceeded each instalment of Interim Rent had the Rent been ascertained by the Relevant Review Date together with interest on each of those sums from the date it would have been due to the Payment Date at a rate 2% above the current Barclays Bank plc base lending rate from time to time

                  6.7.8 Where Restrictions are in force at a Review Date the Landlord may (whether or not Rent has been agreed or determined with effect from that Review Date) give notice to the Tenant at any time but not later than 28 days (in respect of which time is of the essence) after such Review Date postponing that Review Date until such later date (being not later than the next following Review Date) as the Landlord may subsequently by not less than three months' prior notice specify and in that event the Rent payable immediately prior to the Review Date that is postponed shall (notwithstanding any review that may have taken place as at that Review Date) continue to be the Rent payable until increased upon review at the postponed or (as the case may be) a subsequent Review Date

                  6.7.9 Where Rent is increased with effect from a Review Date the Landlord and Tenant shall (at their own cost) sign memoranda thereof in such form as the Landlord may reasonably require for annexation to both the original and counterpart of this Lease

         6.8      In this clause 6.8 "Determination Date" means 30th September
                  2004

                  6.8.1 If the Tenant wishes to determine this Lease on the Determination Date it must:

                           6.8.1.1 serve notice upon the Landlord not earlier than twelve months and not later than six months before the Determination Date (time being of the essence) of its intention to determine this Lease;

                           6.8.1.2 pay the Rent and perform and observe the covenants on the part of the Tenant contained in this Lease up to the Determination Date; and

                           6.8.1.3      yield up the Property on the
                                        Determination Date with vacant
                                        possession and otherwise in accordance
                                        with the provisions of this Lease

                  6.8.2 Subject to compliance with clause 6.8.1 of this Lease shall determine upon the Determination Date but without prejudice to the rights of any party against another in respect of any antecedent breach of covenant

                  6.8.3 Upon the Determination Date the Tenant shall hand over to the Landlord the original Lease any land certificate and all other title deeds and documents relating to the Property and shall execute such document as the Landlord shall reasonably require in order to cancel any entry or title at H M Land Registry

         6.9 The marginal notes shall not affect the construction of this Lease

7.       ARBITRATION

         Wherever in this Lease there is provision for reference to arbitration then in the absence of any express contrary provision such reference shall be made in accordance with the Arbitration Acts 1950 to 1979 or any statute amending or replacing it to the determination of a single arbitrator (who shall so far as reasonably possible be a person experienced in the letting of premises similar to that the subject of this Lease to be agreed upon by the parties or failing agreement appointed by the President of the Royal Institution of Chartered Surveyors (or if the President is not available or is unable to make such appointment then by the Vice-President or next senior official of the Institution then available and able to make such appointment or if no such officer shall be available and able then by such officer of such professional body of surveyors as the Landlord shall reasonably designate)

8.       GUARANTEE

         The Guarantor covenants with and guarantees to the Landlord:

         8.1 That the Tenant shall duly pay the rents in manner prescribed in this Lease and will comply with all the terms of this Lease and that the Guarantor will make good to the Landlord on demand all losses costs damages and expenses occasioned to the Landlord by any default of the Tenant in paying the rents or complying with the terms Provided that any neglect or forbearance by the Landlord in enforcing or giving time to the Tenant for payment of the rents or compliance with the terms of this Lease shall not affect the liability of the Guarantor

         8.2 That in the event of the Tenant becoming bankrupt or entering into liquidation and the trustee in bankruptcy or liquidator disclaiming this Lease and the Landlord within two months after the disclaimer serving upon the Guarantor a notice to do so the Guarantor will accept from the Landlord a Lease of the Property for a term equal to the residue then remaining unexpired of the term granted by this Lease but otherwise on the same terms as this Lease

9.       Certificate

         It is hereby certified by the parties that there is no agreement for lease to which this Lease gives effect

IN WITNESS whereof the parties to these presents have caused their respective Common Seals to be affixed to this Deed the day and year first before written

                                  THE SCHEDULE

1. The Service Charge to be paid by the Tenant under the terms of this Lease is to be calculated in two parts. First the Tenant shall contribute (together with other occupiers of the property within the Centre) to the maintenance of the Centre and the services provided therein by the Landlord for the benefit of the Centre those that occupy property therein and those that visit it and Secondly the Tenant shall contribute (together with the other occupiers of the Building) to the maintenance of the Building and the provision of services therein by the Landlord pursuant to clause 5.3 of this Lease and for the benefit of those that occupy the Building and those that visit it the Tenant's contributions as aforesaid to be calculated as appears herein

         1.1 "the Expenditure" means the Expenditure described in paragraph 1.4 and may (at the discretion of the Landlord) include a reasonable sum by way of provision for future Expenditure on such items in paragraph 1.4 as call for Expenditure of a periodically recurring but short term nature whether such expenditure is likely to be incurred during or after the end of the tenancy and shall be expressed in two parts the first being the expenditure attributable to the Centre excluding the Building (the Centre Exhibition) and the second the Expenditure limited to the Building and incurred for the benefit of solely those who occupy it (or parts of it) or visit it (the Building Expenditure)

         1.2 "Chargeable Unit" means a separate unit in the Centre which is let or intended for letting so that all the Chargeable units in the Centre (which include those within the Building) together comprise all the services in the Centre except the Retained Parts and the Building Retained Parts

         1.3 "Floor Area" means in relation to any Chargeable Unit the total internal floor area measured inside the boundary walls except in the case of a shop front where the measurement shall be taken from the boundary of the Property

         1.4 "The Tenant's Proportion" means the proportion of the Centre Expenditure and the Building Expenditure attributable to the Property as determined



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                  from time to time by the Landlord's Surveyor in accordance with paragraph 1.5

         1.5 "The Landlord's "Account year"" means a year ending on the 31st March or such annual period as the Landlord may at its discretion determine from time to time and notify in writing to the Tenant

2.       Basic Charge

         The Basic Service Charge shall be the yearly sum specified in item 1.7 of the Particulars or such other yearly sum as the Landlord's Surveyor may from time to time determine as being fair and reasonable and notify in writing to the Tenant and shall comprise the two elements of the service charge as set out before

3.       Adjustments

         As soon as practicable after the end of each Landlord's Account Year the Landlord shall deliver to the Tenant a statement showing in reasonable detail the Centre Expenditure and the Building Expenditure for such year and showing the Tenant's Proportion of such Expenditure shown by such statement shall exceed the Basic Service Charge paid in respect of such Landlord's Account Year the Tenant shall immediately pay to the Landlord the amount of such excess. If the Tenant's Proportion of such total Expenditure shall be less than the Basic Service Charge paid in respect of such Landlord's Account Year then the Landlord shall allow to the Tenant off the next payment of rent (or if the tenancy has come to an end shall immediately pay to the Tenant) the amount of such difference. These Provisions shall continue to apply notwithstanding the tenancy has come to an end but only in respect of the period down to the end of the tenancy

4.       Expenditure

         The Expenditure comprises the cost properly incurred by the Landlord in respect of the Centre and the Building in discharging its obligations under clauses 5.2 and 5.3 of this Lease and providing other services and in particular (but is not limited to) the following items or such of them as may from time to time be applicable

         (a) repairing renewing and maintaining (including cleaning painting and decorative treatment and periodic washing) the Retained Parts and the Building Retained Parts

         (b) insurance against third party employer's and public liability in respect of


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


         the Retained Parts

         (c) such further insurances as the Landlord may reasonably effect in respect of the Building and the Centre and any lifts boilers or other apparatus therein

         (d) maintaining operating and replacing any signs loudspeakers or public address systems in the Retained Parts and the Building Retained Parts

         (e) maintaining repairing and replacing fire prevention and fire warning equipment in the Retained Parts and the Building Retained Parts and such security systems in the Building and the Centre as a whole and the cost of answering any false alarm calls where these cannot be recharged against the Tenant or other tenants of premises in the Centre

         (f) Providing staff for servicing and managing the Centre such cost to include insurance pensions and welfare contributions benefits in kind and provision of clothing

         (g) all charges assessments impositions and other outgoings (other than rent) payable by the Landlord in respect of the Centre as a whole or any part of the Retained Parts or Building Retained Parts

         (h) the cost of
         providing and maintaining any plants shrubs trees grassed areas flowers furniture or furnishings or feature in the Centre

         (i) the cost of collecting storing and disposing of refuse

         (j) the cost of and incidental to compliance by the Landlord with:

                  (i) any notice regulations or order of any competent authority and

                  (ii) any requirement of any present or future Act of Parliament Order Byelaw or Regulations in respect of the Centre as a whole or of the Retained Parts

         (k) the reasonable and proper fees and expenses of the Landlord's Surveyor and any other person or firm employed by the Landlord for the general management of the Centre (or if any such person is an employee of the Landlord then a reasonable fee to the Landlord for such work)

         (1) all fees and expenses payable to any surveyor accountant or other agent in connection with the preparation and audit of any service account (or if such work is undertaken by an employee of the Landlord then a reasonable fee to the Landlord for such work)



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5.       Tenant's Proportioned Expenditure

         In determining the Tenant's Proportion the Landlord's Surveyor shall calculate

         5.1 (as to the Centre) the floor area of the Chargeable Units within the Centre at the end of the Landlord's Account Year and the proportion of the floor area of the Property to this total shall be the proportion of the Centre Expenditure to be met by the Tenant and

         5.2 (as to the Building) the total floor area of the Chargeable Units within the Building at the end of the Landlord's Account Year and the proportion of the floor area of the Property to this total shall be the proportion of the Building Expenditure to be met by the Tenant

         AND the total of the Tenant' proportion of the Expenditure in respect of the Centre and the Building calculated under the provisions of parts .1 and .2 above is the Service Charge to be paid by the Tenant for the respective Landlord's Account Year

6.       Certificate

         Each annual statement of Expenditure shall be certified by the Landlord's Surveyor and a duly certified copy of such statement shall be evidence for the purposes of this Lease of the matters covered by such statement but the Landlord shall upon request permit the Tenant to inspect at any time up to two months of the delivery of a statement the vouchers and receipts for items included in it

7.       No implied obligations

         The inclusion of a service in the list contained in paragraph 4 shall not imply an obligation on the part of the Landlord to provide such service



Seal                                   (THE COMMON SEAL of PREMIER
                                       (RESEARCH WORLDWIDE LIMITED
                                       (was hereunto affixed in the presence of:


                                       Director

                                       /s/ signature illegible



                                       Director/Secretary

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